EXHIBIT 10.16.20

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                              DATED 29TH JULY 2005

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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS LENDER)

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                            SECOND DEED OF VARIATION
                                       TO
                                 LOAN AGREEMENT
                         RELATING TO A US$5,000,000 LOAN

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                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

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


THIS DEED OF VARIATION is made the 29th day of July 2005

BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "LENDER").


WHEREAS:

(A) Under the terms of a loan agreement relating to a US$5,000,000 loan (the "LOAN AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 31st December 2004 by and between the Borrowers and the Lender, the Lender agreed, inter alia, to make available to the Borrowers a term loan, upon the terms and subject to the conditions set out therein.

(B) Under a Deed of Variation to the Loan Agreement entered into on 27th June 2005 by and between the Borrowers and the Lender (the "PRIOR DEED OF VARIATION"), the parties thereto agreed to vary the terms of the Loan Agreement as set out in the Prior Deed of Variation.

(C) The parties hereto have agreed, pursuant to Clause 13.14 of the Loan Agreement, to vary the terms of the Loan Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Loan Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Loan Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Loan Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Loan Agreement shall be varied in the following manner:-


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


         2.1.1 By the deletion in Sub-clause 10.2.10 of the Loan Agreement of the words "30TH JULY, 2005", and the insertion of the words "12TH AUGUST, 2005" in substitution therefor.

3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Loan Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Deed of Variation shall not constitute a modification of the Loan Agreement or any of the other Finance Documents or a course of dealing with the Lender at variance with the Loan Agreement or any of the other Finance Documents such as to require further notice by the Lender to require strict compliance with the terms of the Loan Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Loan Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Lender's claims arising under the Loan Agreement or any of the other Finance Documents, or to the effectiveness of the Loan Agreement or any of the other Finance Documents.

3.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Lender under the Loan Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Loan Agreement in accordance with this Deed of Variation.

4.       GENERAL

4.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.

IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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



THE BORROWERS


THE COMMON SEAL of              )
TARRANT COMPANY LIMITED         )
was hereunto affixed            )
in the presence of:             )


/S/ CHARLES LAI
--------------------------------
Charles Lai, Director


/S/ JOHNNY YUEN
--------------------------------
Johnny Yuen, Director/Secretary




THE COMMON SEAL of              )
MARBLE LIMITED                  )
was hereunto affixed            )
in the presence of:             )


/S/ CHARLES LAI
--------------------------------
Charles Lai, Director


/S/ JOHNNY YUEN
--------------------------------
Johnny Yuen, Director/Secretary




THE COMMON SEAL of              )
TRADE LINK HOLDINGS LIMITED     )
was hereunto affixed            )
in the presence of:             )


/S/ CHARLES LAI
--------------------------------
Charles Lai, Director


/S/ JOHNNY YUEN
--------------------------------
Johnny Yuen, Director/Secretary


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


THE LENDER


SIGNED for and on behalf of     )
UPS CAPITAL GLOBAL              )
TRADE FINANCE CORPORATION       )
by:                             )
in the presence of:             )             /S/ JOHN P. HOLLOWAY
                                              --------------------------------
                                              John P. Holloway,
                                              Director of Portfolio Management
/S/ KETAK SAMPAT
--------------------------
Ketak Sampat, Witness


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